SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2012

INTERNATIONAL STEM CELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5950 Priestly Drive, Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

(760) 940-6383

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities

Since March 16, 2012 (the date of filing the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011), the Company has issued an additional 2,000,000 shares of common stock in transactions that were not registered under the Securities Act of 1933. These shares were issued upon conversion by the holders thereof of all remaining shares of Series A Preferred Stock. These shares of common stock were issued in exchange for previously issued securities in transactions exempt from registration pursuant to Section 3(a)(9) of the Securities Act. As a result, on April 17, 2012 the Company had 87,036,315 shares of common stock outstanding.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Stem Cell Corporation

	By:	/s/ Linh Nguyen
Linh Nguyen
Chief Financial Officer
Dated: April 18, 2012